SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  October 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of April 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-07              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of April 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Cendant Mortgage Corporation, as seller and servicer, Washington Mutual Mortgage Securities Corp., as servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On    October    25,    2002      distribution     was    made    to    the
Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date: October 29, 2002            By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on October 25, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13
                                Statement to Certificate Holders
                                      October 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA      98,933,000.00     65,278,082.58    6,868,114.46      326,111.22    7,194,225.68      0.00     0.00       58,409,968.12
IIA     92,306,000.00     80,041,494.18    5,708,110.61      402,911.90    6,111,022.51      0.00     0.00       74,333,383.57
IIIA   100,296,000.00     93,967,707.66    2,731,216.54      449,893.57    3,181,110.11      0.00     0.00       91,236,491.12
IVA     30,251,000.00     28,593,612.14      444,313.58      150,382.56      594,696.14      0.00     0.00       28,149,298.56
VA     178,597,000.00    163,757,664.31    4,026,611.09      300,734.13    4,327,345.22      0.00     0.00      159,731,053.22
AR             100.00              0.00            0.00            0.00            0.00      0.00     0.00                0.00
VM1      7,125,000.00      7,125,000.00            0.00       16,706.64       16,706.64      0.00     0.00        7,125,000.00
VM2      2,375,000.00      2,375,000.00            0.00        7,152.21        7,152.21      0.00     0.00        2,375,000.00
VB       1,900,324.00      1,900,324.00            0.00        7,227.17        7,227.17      0.00     0.00        1,900,324.00
CB1      5,853,000.00      5,834,507.12        3,753.21       29,554.29       33,307.50      0.00     0.00        5,830,753.91
CB2      2,507,000.00      2,499,078.98        1,607.60       12,658.91       14,266.51      0.00     0.00        2,497,471.38
CB3      1,672,000.00      1,666,717.22        1,072.16        8,442.64        9,514.80      0.00     0.00        1,665,645.06
CB4        836,000.00        833,358.61          536.08        4,221.32        4,757.40      0.00     0.00          832,822.53
CB5        835,000.00        832,361.78          535.44        4,216.27        4,751.71      0.00     0.00          831,826.34
CB6        836,734.44        834,090.73          536.55        4,225.03        4,761.58      0.00     0.00          833,554.18
TOTALS 524,323,158.44    455,538,999.31   19,786,407.32    1,724,437.86   21,510,845.18      0.00     0.00      435,752,591.99

IIIX   100,296,000.00     93,967,707.66            0.00       29,756.44       29,756.44      0.00     0.00       91,236,491.12
VX     189,997,324.00    189,997,324.00            0.00      770,830.93      770,830.93      0.00     0.00      189,997,324.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA      22540VW24       659.82111712     69.42187602     3.29628355      72.71815956       590.39924110     IA        5.994868 %
IIA     22540VW32       867.13208437     61.83899866     4.36495894      66.20395760       805.29308571     IIA       6.040545 %
IIIA    22540VW40       936.90384123     27.23155998     4.48565815      31.71721813       909.67228125     IIIA      5.745296 %
IVA     22540VW57       945.21212985     14.68756669     4.97115996      19.65872665       930.52456315     IVA       6.311167 %
VA      22540VW65       916.91161839     22.54579355     1.68387000      24.22966354       894.36582485     VA        2.203750 %
AR      22540VX64         0.00000000      0.00000000     0.00000000       0.00000000         0.00000000     AR        5.994868 %
VM1     22540VW81     1,000.00000000      0.00000000     2.34479158       2.34479158     1,000.00000000     VM1       2.813750 %
VM2     22540VW99     1,000.00000000      0.00000000     3.01145684       3.01145684     1,000.00000000     VM2       3.613750 %
VB      22540VX56     1,000.00000000      0.00000000     3.80312515       3.80312515     1,000.00000000     VB        4.563750 %
CB1     22540VX23       996.84044422      0.64124552     5.04942594       5.69067145       996.19919870     CB1       6.078517 %
CB2     22540VX31       996.84043877      0.64124452     5.04942561       5.69067012       996.19919426     CB2       6.078517 %
CB3     22540VX49       996.84044258      0.64124402     5.04942584       5.69066986       996.19919856     CB3       6.078517 %
CB4     22540VX72       996.84044258      0.64124402     5.04942584       5.69066986       996.19919856     CB4       6.078517 %
CB5     22540VX80       996.84045509      0.64124551     5.04942515       5.69067066       996.19920958     CB5       6.078517 %
CB6     22540VX98       996.84044319      0.64124288     5.04942763       5.69067051       996.19920031     CB6       6.078517 %
TOTALS                  868.81342542     37.73704633     3.28888364      41.02592997       831.07637909

IIIX    22540VW73       936.90384123      0.00000000     0.29668621       0.29668621       909.67228125     IIIX      0.380000 %
VX      22540VY22     1,000.00000000      0.00000000     4.05706204       4.05706204     1,000.00000000     VX        0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: mark.volosov@chase.com



                                      -6-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.




                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13
                                        Statement to Certificate Holders
                                                October 25, 2002



Section 4.04(a)(i)      Scheduled Principal Payments (Total)                                                    288,061.23
                        Group 1                                                                                  70,386.05
                        Group 2                                                                                  78,185.74
                        Group 3                                                                                  16,107.02
                        Group 4                                                                                   3,637.08
                        Group 5                                                                                 119,745.34

                        Principal Prepayments (Total)                                                        19,498,346.09
                        Group 1                                                                               6,801,635.00
                        Group 2                                                                               5,633,272.69
                        Group 3                                                                               2,715,752.18
                        Group 4                                                                                 440,820.47
                        Group 5                                                                               3,906,865.75

                        Repurchase Principal (Total)                                                                  0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00
                        Group 3                                                                                       0.00
                        Group 4                                                                                       0.00
                        Group 5                                                                                       0.00

                        Substitution Amounts (Total)                                                                  0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00
                        Group 3                                                                                       0.00
                        Group 4                                                                                       0.00
                        Group 5                                                                                       0.00

                        Net Liquidation Proceeds (Total)                                                              0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00
                        Group 3                                                                                       0.00
                        Group 4                                                                                       0.00
                        Group 5                                                                                       0.00

                        Insurance Proceeds (Total)                                                                    0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00
                        Group 3                                                                                       0.00
                        Group 4                                                                                       0.00
                        Group 5                                                                                       0.00

                        Other Principal (Total)                                                                       0.00
                        Group 1                                                                                       0.00
                        Group 2                                                                                       0.00
                        Group 3                                                                                       0.00
                        Group 4                                                                                       0.00
                        Group 5                                                                                       0.00

Section 4.04(a)(v)      Beginning Number of Loans Outstanding (Total)                                                1,550
                        Group 1                                                                                        226
                        Group 2                                                                                        237
                        Group 3                                                                                        224
                        Group 4                                                                                         65
                        Group 5                                                                                        798

                        Beginning Aggregate Loan Balances (Total)                                           456,488,985.93
                        Group 1                                                                              69,114,078.82
                        Group 2                                                                              83,622,095.15
                        Group 3                                                                              97,872,753.21
                        Group 4                                                                              29,772,083.82
                        Group 5                                                                             176,107,974.93

                        Ending Number of Loans Outstanding (Total)                                                   1,497
                        Group 1                                                                                        209
                        Group 2                                                                                        224
                        Group 3                                                                                        219
                        Group 4                                                                                         64
                        Group 5                                                                                        781


                                                        -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13
                                        Statement to Certificate Holders
                                           October 25, 2002


                        Ending Aggregate Loan Balances (Total)                                              436,702,578.61
                        Group 1                                                                              62,242,057.77
                        Group 2                                                                              77,910,636.72
                        Group 3                                                                              95,140,894.01
                        Group 4                                                                              29,327,626.27
                        Group 5                                                                             172,081,363.84

                        Servicing Fees (Total, including PMI and RMIC Fees)                                     218,090.40
                        Group 1                                                                                  21,259.34
                        Group 2                                                                                  27,703.37
                        Group 3                                                                                  30,413.95
                        Group 4                                                                                   9,303.78
                        Group 5                                                                                 129,409.96

                        Trust Administrator Fees (Total)                                                          1,844.89
                        Group 1                                                                                     257.71
                        Group 2                                                                                     346.04
                        Group 3                                                                                     392.76
                        Group 4                                                                                     124.05
                        Group 5                                                                                     724.33

Section 4.04(a)(viii)   Current Advances (Total)                                                                      N/A
                        Group 1                                                                                       N/A
                        Group 2                                                                                       N/A
                        Group 3                                                                                       N/A
                        Group 4                                                                                       N/A
                        Group 5                                                                                       N/A

                        Outstanding Advances (Total)                                                                  N/A
                        Group 1                                                                                       N/A
                        Group 2                                                                                       N/A
                        Group 3                                                                                       N/A
                        Group 4                                                                                       N/A
                        Group 5                                                                                       N/A

Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                 3               556,536.63              0.89 %
                        2 Month                 0                     0.00              0.00 %
                        3 Month                 0                     0.00              0.00 %
                        Total                   3               556,536.63              0.89 %

                        Group 2
                                                                 Principal
                        Category                Number           Balance                Percentage
                        1 Month                 1               272,507.80              0.35 %
                        2 Month                 0                     0.00              0.00 %
                        3 Month                 0                     0.00              0.00 %
                        Total                   1               272,507.80              0.35 %

                         Group 3
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                  0                      0.00            0.00 %
                        2 Month                  0                      0.00            0.00 %
                        3 Month                  0                      0.00            0.00 %
                        Total                    0                      0.00            0.00 %

                         Group 4
                                                                Principal
                        Category                Number          Balance                Percentage
                        1 Month                  0                      0.00            0.00 %
                        2 Month                  0                      0.00            0.00 %
                        3 Month                  0                      0.00            0.00 %
                        Total                    0                      0.00            0.00 %

                                     -8-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13
                                        Statement to Certificate Holders
                                            October 25, 2002
                        Group 5
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                  9              2,551,963.95            1.48 %
                        2 Month                  3                775,635.22            0.45 %
                        3 Month                 11              1,832,457.19            1.06 %
                        Total                   23              5,160,056.36            2.99 %

                        Group Totals
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                 13              3,381,008.38            0.77 %
                        2 Month                  3                775,635.22            0.18 %
                        3 Month                 11              1,832,457.19            0.42 %
                        Total                   27              5,989,100.79            1.37 %
                        * Delinquent Bankruptcies are included in the table above.

                        Bankruptcies

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 3
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 4
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 5
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%
                        * Only Current Bankruptcies are reflected in the table above.

                        Group 5 Balance of Bankruptcies delinquent 31 to 60 Days                        0.00
                        * Above Figure provided for calculation of Rolling 3 Month Delinquency Rate.

                        Foreclosures

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           1                297,819.99             0.48 %

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 3
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 4
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 5
                        -------------------------------
                        Number          Principal Balance       Percentage
                           7              1,532,139.73             0.89 %

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           8              1,829,959.72             0.42 %

                                     -9-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR13
                                        Statement to Certificate Holders
                                            October 25, 2002


Section 4.04(a)(xi)     REO Properties

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 3
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 4
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 5
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

Section 4.04(a)(xii)    Current Realized Losses (Total)                                                 0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00
                        Group 3                                                                         0.00
                        Group 4                                                                         0.00
                        Group 5                                                                         0.00

                        Cumulative Realized Losses (Total)                                              0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00
                        Group 3                                                                         0.00
                        Group 4                                                                         0.00
                        Group 5                                                                         0.00

Section 4.04(a)(xiii)   Weighted Average Term to Maturity (Deal)                                        350
                        Group 1                                                                         346
                        Group 2                                                                         351
                        Group 3                                                                         351
                        Group 4                                                                         352
                        Group 5                                                                         350

Section 4.04(a)(xiv)    Number of Claims Submitted under the RMIC PMI policy                            0.00
                        Total Amount of Claims Submitted under the RMIC PMI policy                      0.00
                        Number of Claims Paid under the RMIC PMI policy                                 0.00
                        Total of Claims Paid under the RMIC PMI policy                                  0.00

Group 5 Trigger Event   Trigger Event Occurrence                                                          NO
                        (Is Rolling 3 Month Delinquency Rate > the lessor of 7% and the Sr. Enhancement% x 50%?)
                        Rolling 3 Month Delinquency Rate                                           1.59283 %
                        The lessor of 7% and the Sr. Enhancement% x 50%                            2.81248 %

Group 5 O/C Reporting   Targeted Overcollateralization Amount                                     949,986.62
                        Ending Overcollateralization Amount                                       949,986.62
                        Ending Overcollateralization Deficiency                                         0.00
                        Group I Monthly Excess Interest                                             2,879.75
                        Group II Monthly Excess Interest                                            3,484.25
                        Overcollateralization Release Amount                                            0.00
                        Monthly Excess Interest                                                   770,830.94
                        Payment to Class V-X                                                      770,830.93


                                     -10-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
